Fees Summary	Feb. 25, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 152,310,091.26
Previously Paid Amount	0
Total Fee Amount	21,034.03
Total Offset Amount	0
Net Fee	$ 21,034.03